SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

                      December 5, 1997


                   PENN VIRGINIA CORPORATION
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(Exact Name of Registrant as Specified in its Charter)


                       VIRGINIA
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(State or Other Jurisdiction of Incorporation)


            0-753                        23-1184320
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     (Commission File No.)   (I.R.S. Employer Identification No.)


     100 Matsonford Road Suite 200, Radnor, PA 19087
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         (Address of Principal Executive Offices)


                        19087
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                      (Zip Code)


                    (610) 687-8900
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     (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  The following is filed as part of this
                  Current Report on Form 8-K:

Exhibit              Description
4                    First Amendment to the Credit Agreement
                     dated August 2, 1996 between Penn Virginia
                     Corporation and Texas Commerce Bank National
                     Association, as Agent, filed herewith.

                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 5, 1997.

                          PENN VIRGINIA CORPORATION

                      By: /s/ Ann N. Horton
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                          Ann N. Horton
                          Controller